

ClearLite™
Clearly Better...Clearly Green!™

Earth Friendly Natural Lighting

ENERGY SAVING BULBS & LAMPS

Investor Overview

September 2009

Company Overview

The mission of ClearLite is simple: to provide society with innovative, energy saving and environmentally friendly lighting products that not only satisfies customer needs, but helps improve their quality of life.

ClearLite was founded in 2005 by Tom Irvine and Lisa Niedermeyer who combined have spent the last twelve years working in the lighting business. From the start, the company has embraced innovation and bold ideas, and is continually developing cutting-edge products that help reduce energy use, and provide a more natural light .

ClearLite offers a wide-range of green lighting solutions for both retail and commercial clients, and has focused on Earth Friendly lighting. ClearLite through it's strategic relationships with major global manufacturers and regional logistics companies is well positioned to offer cost-effective, timely distribution of their products on a global scale.

ClearLite believes with a Passionate Pursuit of Perfection, you can help make this a better world, by helping design Natural Earth Friendly™ Lighting. And, the company stands out because they're truly accomplishing this goal. ClearLite's line of eco-friendly lighting not only saves an incredible amount of energy, but thanks to their Clear Color Technology™ ~ Help Reduce Glare … See More Clearly™. Their lighting is great for Office Workers, Hobbyists, Readers, Senior Citizens and all those that just need natural, clear lighting to see better, helping make a difference in their lives.

In ClearLite's constant pursuit of perfection, the company plans to introduce in November a CFL with all of the above and more, **ArmorLite™ Safety Eco CFL™… A Safer CFL™**.

Company Overview

TAG Industries, Inc. is a wholly-owned subsidiary of **Clear-Lite Holdings, Inc., (OTBB:CLRH.OB)**
For a schedule of all of our SEC filings to date please go to: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001412299&type=&dateb=&owner=exclude&count=100

COMPANY TIMELINE

July 2005	Thomas Irvine and Lisa Niedermeyer founded the company. Developed new products and patent-pending technologies.
May 2008	The company signed an agreement with a leading consumer products company to handle their logistics for the mass market retail channel. Through this strategic relationship, they are the vendor of record in the U.S. and TAG will perform the manufacturing , marketing and R&D of the brand. With both sharing in the sales responsibilities.
April 2009	Clear-Lite entered into a reverse merger with TAG Industries.
April 2009	The Board of Directors approved the changing of the Company's name to Clear-Lite Holdings, Inc.
August 2009	Clear-Lite establishes a similar logistics relationship in Canada with a large Canadian company who will also be the vendor of record. While TAG will perform the manufacturing, marketing and R&D of the brand. Both will share in the sales responsibilities.

ClearLite
Clearly Better...Clearly Green

Logistics Overview

Ultimately if you want to be able to offer better products at better prices, you will need to address the logistics part of your company.

Through strategic relationships, Clear-Lite Holdings works via a group of companies, who are the best at what they do.

We carefully surveyed the market, to find who we felt best embraced our vision of a better greener world and understood the importance of technology.

We also wanted companies with a strong background in dealing with large accounts and vast geography. We now have two strategic fulfillment partnerships to perform our logistics in both USA & Canada. Both will be the vendor of record and Clear-Lite will continue to manage the manufacturing, marketing and product development.

ClearLite
Clearly Better...Clearly Green

Manufacturing Overview

ClearLite's manufacturing partner in China is a premier, cutting-edge factory that is always two steps ahead of where technology is today and works closely with ClearLite in developing and bringing these technologies to market. Together we will be adding CCFL, LED, Energy Saver Halogens and Fluorescent Tube Lighting to ClearLite's assortment.

ClearLite's manufacturing partner in China currently has 4 workshops with over 70,000 Square Meters of space.

We are both focused on the importance of technology as the driving force behind lighting. Second only to new building costs is engineering and product development.

Lighting is no longer just a metal filament, but an assortment of Hi-Tech components all requiring highly trained engineers to help maximize their performance. As other companies focused on ways to make light bulbs cheaper, ClearLite is focused on how to make them better.
ClearLite...Clearly Better...Clearly Green!

ClearLite
Clearly Better...Clearly Green

Management Overview

Thomas J. Irvine, President & CEO

Thomas J. Irvine is the co-founder of ClearLite / TAG Industries, Inc. He created ClearLite in 2005 alongside Lisa Niedermeyer, with the goal to offer safe, environmentally friendly lighting products to consumers and businesses alike. Together with Ms. Niedermeyer, they conceived and developed Clear Color Technology™, ClearLite™, ArmorLite™ and all their current trademarks and designs. Prior to this, Mr. Irvine was the President & C.E.O. of Reusable Technologies, Inc., which he also founded with Ms. Niedermeyer. At Reusable Technologies, Mr. Irvine helped license and create the original packaging designs and marketing strategies for the Honeywell Brand of Energy Saver CFLs. He has over 35 years experience running retail and commercial sales and marketing organizations, spending over 25 of those years with Fine Sales Corp, a leading sales agency for SHARP Electronics. Tom helped build their business to over $220 million in sales. In addition, Mr. Irvine served as Regional Sales Manager of Electronics for SONY Corp., General Manager of a leading electronics importer, and National Sales Manager for a record company. Mr. Irvine attended McMaster University where he earned his Bachelor of Arts degree in Business in 1971.

David S. Briones, Chief Financial Officer

David S. Briones has over ten years of public accounting and executive level experience. Currently, Mr. Briones serves as the Chief Financial Officer of ClearLite/TAG Industries, Inc. where his primary responsibilities are ensuring ClearLite is in compliance with SEC reporting requirements, is in compliance with the provisions set forth under Sarbanes Oxley, and he assists in ClearLite's financial planning and analysis. In addition to serving as ClearLite's Chief Financial Officer, Mr. Briones also manages the Public Company and Hedge Fund practices at Bartolomei Pucciarelli, LLC ("BP"). Mr. Briones has developed a specialty representing private companies as either the auditor or as the outsourced CFO as the private company navigates toward becoming a public company through a self filing, a reverse merger or through a traditional initial public offering. Prior to joining BP, Mr. Briones was an auditor with PricewaterhouseCoopers LLP in New York, New York. Mr. Briones specialized in the financial services group, and most notably worked the MONY Group, Prudential Financial, and MetLife initial public offerings. Mr. Briones has a Bachelor of Science in Accounting from Fairfield University, Fairfield, CT.

ClearLite
Clearly Better...Clearly Green!

Management Overview

Lisa A. Niedermeyer, Senior Vice President of Marketing

Lisa A. Niedermeyer is the co-founder ClearLite / TAG Industries, Inc., and has 10 years experience in market research, trademark development, package and collateral design. Prior to this, Ms. Niedermeyer was the Vice President of Marketing for Reusable Technologies, Inc. While at Reusable Technologies she worked closely with Energy Star on product approvals and rebate programs for retailers, as well as coordinating all trade shows, TV commercial production and advertising. She helped Reusable Technologies acquire one of the most extensive listings for CFLs on the Energy Star site under the PRO-IMAGE & Honeywell Brands. In addition, Ms. Niedermeyer was Vice President of Marketing at Fine Sales Corp (a sales and marketing agency with over $200 million in revenue) and helped manage all company marketing activities. She was educated at Florida Atlantic University (FAU) and the Academy of Art University.

Paul E. Niedermeyer, Vice President of Operations

Prior to transitioning to Vice President of Operations at ClearLite / TAG Industries Inc., Mr. Niedermeyer was President & Senior Consultant of PN LLC, a research and management consulting firm. At PN LLC, he provided strategic, financial, marketing leadership and advisory services to technology startup companies and major global technology corporations. Mr. Niedermeyer possesses 15 years senior management, marketing and product management experience. Prior to PN LLC, he worked at Verio Inc. There, he served as senior product line manager for Verio's small-medium-enterprise (SME) business unit generating $25M-to-$50M+ a year. Prior to Verio, Mr. Niedermeyer worked at Network Solutions Inc. (NSI) in various marketing roles. Prior to NSI/SAIC, Niedermeyer founded whois.net, a WHOIS keyword search engine, and sold the company in 1997. Professionally, he has earned the following certifications: Certified Fraud Examiner (CFE) and Project Management Professional (PMP). Mr. Niedermeyer holds a B.A. in Economics and B.S. in Business Administration from the University of California at Berkeley. Mr. Niedermeyer also holds a M.S. in Computer Science from Florida Atlantic University (FAU).

ClearLite
Clearly Better...Clearly Green

Business Strategy

- ✓ ClearLite is positioned to be an industry leader by focusing on natural earth friendly lighting.
- ✓ ClearLite is targeting both the Retail and Industrial/Commercial sectors.
- ✓ ClearLite's Clear Color Technology™ will appeal to the growing population of senior citizens and hobbyists. Help Reduce Glare…See More Clearly™
- ✓ ClearLite's overhead will stay lean by following a platform strategy of outsourcing whenever possible.
- ✓ ClearLite's ArmorLite™ line (patent pending) is a cutting-edge bulb that helps capture glass and mercury when the bulb is broken. A Safer CFL™
- ✓ ClearLite has set up strategic relationships with major global manufacturers and regional logistics companies helping provide timely and cost-effective distribution.



ClearLite
Clearly Better...Clearly Green

Key Investment Highlights

- ✓ **Innovation:** ClearLite's ArmorLite™ line is unique, and will help revolutionize how the Public looks at the safety of CFL bulbs, especially when it breaks.
- ✓ **Large Demographic:** ClearLite's line of eco friendly lighting appeals to a wide base of consumers, from senior citizens, hobbyists, and office workers, small and large companies, educational institutions, government agencies, and commercial and residential builders.
- ✓ **Market Share:** By focusing on Earth Friendly Natural Lighting, ClearLite™ has carved out the largest and fastest growing sector in the lighting industry.
- ✓ **Growing Industry:** Green products and technologies are expected to grow into a $1 trillion industry by 2030. And U.S. demand for advanced lighting is expected to grow by almost 14% per year through 2011, to reach sales of $4.4 billion.
- ✓ **Unique Technology:** ClearLite's Clear Color Technology™ raises the bar for CFL lighting. It's a high-quality light that is clearly different, and better, than the competition.
- ✓ **Expanded Sales:** Thanks to ClearLite's strategic partnerships they're in a position to not only sell a wide range of bulbs, but also high-quality portable indoor and outdoor lighting.

ClearLite
Clearly Better...Clearly Green

Help Stop Global Warming

Technology Highlights

Clear Color Technology™

ClearLite™ makes its bulbs in four shades of natural white ~ ***Soft White, Cool White, Brite White and Full Spectrum***. Warm and cozy **Soft White** is best for living rooms, dining rooms and accent lights. **Cool White** works great in kitchens, baths and hallways. Brite White **Daylight** is best for offices, college dorms, garages and security lights. **Full Spectrum** Light is best for reading, close work and crafts. Help Reduce Glare...See More Clearly™.

Softest White ⟵⟶ Brightest White

Soft White

Warm & Cozy
Great for:
Media Rooms,
Family Rooms,
Dining Rooms,
Accent Lights...

CLEAR COLOR TECHNOLOGY



Brite White

Crisp & Clear
Great for:
Offices, Kitchens,
Bathrooms,
Garages,
Security Lights...

CLEAR COLOR TECHNOLOGY



Cool White

Soft & Clear
Great for:
Living Rooms,
Bedrooms,
Hallways...

CLEAR COLOR TECHNOLOGY



Ultra Brite

Full Spectrum
Great for:
Reading,
Working,
Closets, Crafts,
Scrapbooking...

CLEAR COLOR TECHNOLOGY



* These photos are for reference purposes only.

ClearLite
Clearly Better...Clearly Green®

Technology Highlights

OPTICOLOR Technology™
ClearLite has blended several advanced technologies together to create OPTICOLOR TECHNOLOGY™. OPTICOLOR Technology helps enhance users' experiences by giving off light that is incredibly clear and helps reduce glare. The Full Spectrum Light is ideal for reading and working. The Soft White is perfect for relaxing. Used together they produce a more natural light. The Next Generation Full Spectrum™

ClearLite™ offers OPTICOLOR in a line of decorator lamps and **coming soon a patent-pending make-up mirror by Vivaldi Designs™**



NATURAL LIGHT
OPTICOLOR TECHNOLOGY
Clear Lite
A CFL You Will Like!
FULL SPECTRUM
2 PACK
OPTICOLOR TECHNOLOGY
THE NEXT GENERATION OF FULL SPECTRUM
SAVE
$156
SOFT WHITE
FULL SPECTRUM
SOFT WHITE
Lasts up to
9 Years!

Technology Highlights

ArmorLite™

ClearLite's ArmorLite™ (patent pending) bulbs are a new generation of CFL bulbs. The bulbs are covered with SX-4000 EcoSafety Coating ™, which helps capture glass and mercury when the bulb is broken. The ArmorLite™ bulbs are Energy Star Qualified and are made to RoHS standards. ArmorLite™ may very well be The Greenest & Safest CFL on the Planet™

SX-4000 EcoSafety Coating™

The Patent Pending **ArmorLite™** comes with **SX-4000 Safety Coating™** which is designed to help Capture Broken Glass & Mercury. ClearLite's specially designed Shatter Resistant ECO Safety Coating helps provide an added level of safety between you and the toxin inside your CFL.



SOFT WHITE
14
60
NEW
ArmorLite
SAFETY ECO CFL
2 VALUE PACK
Touch Here!
Safety Coating
A Safer CFL
ClearLite

Please Think Safety First™
ClearLite™... Clearly Better... Clearly Green™

Vivaldi DESIGNS

EARTH FRIENDLY

OPTICOLOR™

Designer Lighted Magnification Make-Up Mirrors

Our Opticolor Technology ™ is simply another revolution in lighting. The Next Generation Full Spectrum™ . This technology is a Patent Pending Revolutionary Lighted Make Up Mirror, that is designed to produce a more natural looking reflection of yourself, an **Industry First!**

In the second quarter of 2010 ClearLite plans to introduce a New Line of Decorative Lamps that will also feature Opticolor Technology ™



ClearLite Clearly Better...Clearly Green

Market Data

All statistics & current trends point to continued upward growth of energy efficient natural lighting well into the future.

- **$1 trillion green market seen by 2030:** "The global risks posed by climate change are driving spending and investment in clean energy solutions… [i]
- **Incandescent products continue to lose ground to fluorescents** in the residential market. Incandescent fixtures now account for less than 44% of the residential lighting fixtures market, down from over 50% at the beginning of the 1990s.[ii]
- Fueled by rising energy costs and an increasing emphasis on eco-friendliness, **U.S. demand for advanced lighting products is expected to grow by nearly 14 percent per year through 2011 to reach sales of $4.4 billion.**[iii]
- A new study by Cleveland-based The Freedonia Group suggests that **"green" compact fluorescent lamps (CFLs) will replace inefficient incandescents by 2011.**[iii]
- Sales of **"specialty fluorescents,"** the Freedonia Group found, is expected to grow from **$622 million in 2006 to $1.78 billion by 2011**, an annual growth rate of 23.4%.
- Approximately 86 million Americans are over the age of 50 & require better lighting.
- Approximately 42 million Americans work out of the home.
- 1-in-4 Americans have a Craft or Hobby.
- Government regulators are passing laws outlawing traditional incandescent bulbs.

This is evidenced by laws passed in Canada, Australia and most recently in the US.

ClearLite
Clearly Better...Clearly Green

[i] $1 trillion green market seen by 2030 (Thu Oct 18, 2007 12:39pm EDTNEW YORK (Reuters)
[ii] *Lighting Fixture Market Trends - 2005/2006 US Outlook Report, Long-Term Lighting Fixture Product Forecasts Through 2013*, Business Trend Analysts Inc.
[iii] http://www.cepro.com/article/energy_efficient_lighting_to_surge/, 06.30.2007

Market Data

Total U.S. Primary Energy Consumption for Electricity for Lighting by Sector, PEC



Outdoor Stationary 8%
RETAIL 35%
Industrial 14%
I/C 65%
Residential 27%
Commercial 51%

Source: U.S. Lighting Market Characterization, Volume 1: National Lighting Inventory and Energy Consumption Estimate;

Market Data

Today's Market For Conventional Lighting

Light Source as % of Revenue



Fluorescent 39%
HID 13%
Halogen 19%
Incandescent 29%

Source: Strategies Unlimited 2002

Application as % of Revenue



Outdoor 17%
Vehicular 22%
Residential 14%
Institutional & Commercial (I/C) 27%
Other 14%
Industrial 6%

Source: "2005-2006 Outlook for the US Lighting Fixture Industry" Business Trend Analysts, Inc.

US Light Bulbs Market Shares 2006 (Value: %)



Reckitt Benckiser 1%
Philips 6%
Others 11%
Osram Sylvania 11%
GE 57%
Own Label 14%

Based on sales from mass market channels of top-selling brands only, excluding Wal-Mart.
Source: Information Resources Inc, MMR, Snapdata Research

ClearLite Clearly Better...Clearly Green

Market Data

Portable Lighting

Consumer Purchase Preference
by Product Type**


Table Lamp 22.2%
Floor Lamp 45.7%
Bedside Lamp 14.8%
Desk Lamp 13.6%
Other 3.7%

Task Lighting

Consumer Brand Recognition for Portable Lighting:
Do You Know a Good Brand?**


Yes 34.7%
No 65.3%

Light Source as % of Revenue


HID 13%
Fluorescent 39%
Halogen 19%
Incandescent 29%

Source: Strategies Unlimited

With the new Energy Bill just passed by Congress, by 2014 this % will shift to energy efficient technologies such as Fluorescents, Energy Saver Halogens and CFLs

ClearLite
Clearly Better...Clearly Green®

Market Data

The following demographics are most likely to purchase energy efficient natural lighting products:

- ***Green & Social Businesses*** ~ As consumers continue to demand higher levels of accountability from business to communities and the environment, it will become an act of preservation in a competitive marketplace to go green.
- ***Government Agencies*** ~ City, county, state, and federal government agencies have passed important legislation encouraging and often mandating green purchasing policies.
- ***Home Office Users*** ~ Home office users on both coasts tend to be progressive and possess a degree of disposable income allowing them to pay premiums for piece of mind.
- ***The Aging Populous*** ~ With over 29% of the population over the age of 50 (86+ million Americans) one turning 50 every 7 seconds, the opportunity to address both environmentally friendly lighting and lighting that **Helps Reduce Glare…See More Clearly™**, gets even bigger.
- ***Scrapbooking and Hobbyists*** ~ Almost one in four, or 24.5 percent of U.S. households, participates in the hobby of scrapbooking, with western states showing the most households involved in a hobby (between 26–31 percent of households). The need for better lighting is always a concern for this demographic.
- ***Commercial and Home Builders*** ~ Almost 65% of the market is purchased by industrial and commercial (I/C) accounts.

ClearLite
Clearly Better…Clearly Green!

Market Data

Congress bans incandescent bulbs

Massive energy bill phases out Edison's invention by 2014

Posted: December 19, 2007: 8 p.m. Eastern, WorldNetDaily.com



In addition to raising auto fuel efficiency standards 40 percent, an energy bill passed by Congress yesterday bans the incandescent light bulb by 2014...

"The phase-out of incandescent light is to begin with the 100-watt bulb in 2012 and end in 2014 with the 40-watt. All light bulbs must use 25 percent to 30 percent less 2014.

By 2020, bulbs must be 70 percent more efficient than they are today.

OTTAWA - Canada will ban the sale of inefficient incandescent light bulbs by 2012 as part of a plan to cut down on emissions of greenhouse gases tied to global warming,
Natural Resources Minister Gary Lunn said Wednesday.

- Canada is the second country in the world to announce such a ban. Australia said in February it would get rid of all incandescent bulbs by 2009.
- Making the switch to more efficient lighting is one of the easiest and most effective things we can do to reduce energy use and harmful emissions," Lunn told a news conference


Clear-Lite
ECO

ClearLite
Clearly Better...Clearly Green

Market Data

Energy Star Influences Customer Purchases



100%
80%
60%
40%
20%
0%
Tremendous Influence
Great Deal of Influence
Some Influence
35%
30%
26%
23%
36%
31%
31%
34%
24%
28%
32%
28%
25%
34%
28%
17%
32%
38%
23%
33%
30%
24%
33%
28%
20%
25%
26%
10%
16%
31%
7%
17%
30%
6%
13%
27%
3%
8%
26%
Good Housekeeping
FDA
Consumer Reports
ADA
USDA PRIME
BBB
UL
USP
NSF

Source: Fairfield Research, May 2003

Market Data

The Value of the ENERGY STAR Market

www.energystar.gov/ia/partners/ manuf_res/ENERGYSTAR_Value-General.doc -

- After hearing about ENERGY STAR, 93% of consumers say they will look for ENERGY STAR qualified products in the future.
- 95% of recent purchasers of an ENERGY STAR qualified product say they are likely to purchase an item with the ENERGY STAR mark in the future.
- 95% of consumers believe we must be responsible in energy use and that they can make a difference.
- 72% of adults "... make a special effort to look for products that are energy efficient"
- 78% of consumers rate energy efficiency as important to their purchase decision.

In Closing

Over the last few years we have carefully analyzed the market and focused on developing the right product and technologies that address today's growing need for energy saving, greener and safer lighting products. We have enhanced our offering even more with our **New Patent-Pending ArmorLite™** Line and soon the New **QuadFlex ™ Dimmable ArmorLite™**

Our experience has shown us that we are on the right track. As always, please add your thoughts; it takes a Team Effort with people who share a similar vision of a brighter future and a better world to succeed.

Thank you,

Thomas J. Irvine
President & C.E.O.

TAG INDUSTRIES, INC.
Helping You Save Our World

ClearLite
Clearly Better...Clearly Green



CONSOLIDATED FINANCIALS/ PRO FORMA FOR CLEAR-LITE:

FOR THE THREE YEARS ENDING AFTER THE FINANCING

CLEAR-LITE HOLDINGS INC.
PROJECTED STATEMENT OF OPERATIONS
FOR THE YEARS ENDING
(ANTICIPATED SCENARIO)

	Estimated for the years ending,		
	Year 1	Year 2	Year 3
NET REVENUE	$ 8,400,000	$ 18,800,000	$ 27,500,000
COST OF GOODS SOLD	6,216,009	13,912,001	20,349,999
GROSS MARGIN	2,183,991	4,887,999	7,150,001
GENERAL AND ADMINISTRATIVE EXPENSES	1,747,536	2,195,872	2,787,598
SELLING EXPENSES	521,101	881,701	1,254,110
RESEARCH AND DEVELOPMENT	60,000	90,000	120,000
TOTAL OPERATING EXPENSES	2,328,637	3,167,573	4,161,708
OTHER INCOME (EXPENSES)	(428,000)	(253,000)	(98,000)
NET INCOME (LOSS)	$ (572,646)	$ 1,467,426	$ 2,890,294

Note: The financial projections do not include potential stock based compensation
The projections also factor in the current position of management not to take on inventory.
Management holds the right to change approaches at any time.

ClearLite
Clearly Better...Clearly Green

CLEAR-LITE HOLDINGS INC.
PROJECTED BALANCE SHEET
AS OF THE YEARS ENDING
(ANTICIPATED SCENARIO)

ASSETS

	Year Ended Year 1	Year Ended Year 2	Year Ended Year 3
CURRENT ASSETS			
Cash	$ 1,826,612	$ 3,298,215	$ 6,029,311
Prepaid expenses	49,540	49,540	49,540
Accounts receivable, net	1,050,000	2,350,000	3,437,500
Cash Surrender Value of Life Insurance	50,000	175,000	425,000
TOTAL CURRENT ASSETS	2,976,152	5,872,755	9,941,351
FIXED ASSETS, NET	12,609	29,457	61,305
OTHER ASSETS			
Trademarks, net	40,885	37,859	34,833
TOTAL OTHER ASSETS	40,885	37,859	34,833
TOTAL ASSETS	$ 3,029,646	$ 5,940,071	$ 10,037,489

LIABILITIES AND STOCKHOLDERS' EQUITY

	Year Ended Year 1	Year Ended Year 2	Year Ended Year 3
CURRENT LIABILITIES			
Accounts payable and accrued expenses	$ 1,165,501	$ 2,608,500	$ 3,815,625
Related party payables	-	-	-
TOTAL CURRENT LIABILITIES	1,165,501	2,608,500	3,815,625
LONG-TERM DEBT			
Convertible notes payable, net	2,900,000	2,900,000	2,900,000
TOTAL LIABILITIES	4,065,501	5,508,500	6,715,625
STOCKHOLDERS' EQUITY (DEFICIT)			
Common stock	50,834	50,834	50,834
Additional paid-in-capital	1,313,911	1,313,911	1,313,911
Accumulated deficit	(2,400,600)	(933,174)	1,957,120
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(1,035,855)	431,571	3,321,864
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 3,029,646	$ 5,940,071	$ 10,037,489

Note: The financial projections do not include potential stock based compensation
The projections also factor in the current position of management not to take on inventory.
Management holds the right to change approaches at any time.

ClearLite
Clearly Better...Clearly Green

CLEAR-LITE HOLDINGS INC.
PROJECTED STATEMENT OF CASH FLOWS
FOR THE YEARS ENDING
(ANTICIPATED SCENARIO)

	Estimated for the years ending,		
	Year 1	Year 2	Year 3
OPERATING ACTIVITIES			
Net income (loss)	$ (572,846)	$ 1,467,426	$ 2,890,294
Adjustments to reconcile net income (loss) to net cash used by operating activities:			
Depreciation and amortization	6,178	11,178	21,178
Changes in operating assets and liabilities:			
Changes in prepaid expenses	-	-	-
Changes in accounts receivable	(1,050,000)	(1,300,000)	(1,087,500)
Changes in accounts payable and accrued liabilities	1,087,193	1,442,999	1,207,125
Net cash provided by (used by) operating activities	(529,275)	1,621,603	3,031,097
INVESTING ACTIVITIES			
Purchase of life insurance	(50,000)	(125,000)	(250,000)
Purchase of property and equipment	(10,000)	(25,000)	(50,000)
Net cash provided by (used by) investing activities	(60,000)	(150,000)	(300,000)
FINANCING ACTIVITIES			
Proceeds from issuance of convertible notes payable	2,200,147	-	-
Repayment of notes payable	-	-	-
Proceeds from the issuance of common stock	-	-	-
Net cash provided by (used by) financing activities	2,200,147	-	-
NET INCREASE (DECREASE) IN CASH	1,610,871	1,471,603	2,731,097
CASH AT BEGINNING OF PERIOD	215,740	1,826,612	3,298,215
CASH AT END OF PERIOD	$ 1,826,612	$ 3,298,215	$ 6,029,311

Note: The financial projections do not include potential stock based compensation
The projections also factor in the current position of management not to take on inventory.
Management holds the right to change approaches at any time.

ClearLite
Clearly Better...Clearly Green

CLEAR-LITE HOLDINGS INC.
PROJECTED STATEMENT OF OPERATIONS
FOR THE YEARS ENDING
(HIGHER-THAN-ANTICIPATED SCENARIO)

	Estimated for the years ending,		
	Year 1	Year 2	Year 3
NET REVENUE	$ 14,500,000	$ 24,000,000	$ 36,500,000
COST OF GOODS SOLD	10,730,004	17,760,000	27,010,001
GROSS MARGIN	3,769,996	6,240,000	9,489,999
GENERAL AND ADMINISTRATIVE EXPENSES	1,747,536	2,195,872	2,787,598
SELLING EXPENSES	665,975	1,005,200	1,467,858
RESEARCH AND DEVELOPMENT	60,000	90,000	120,000
TOTAL OPERATING EXPENSES	2,473,511	3,291,072	4,375,456
OTHER INCOME (EXPENSES)	(428,000)	(253,000)	(98,000)
NET INCOME (LOSS)	$ 868,485	$ 2,695,928	$ 5,016,543

Note: The financial projections do not include potential stock based compensation
The projections also factor in the current position of management not to take on inventory.
Management holds the right to change approaches at any time.

ClearLite
Clearly Better...Clearly Green

CLEAR-LITE HOLDINGS INC.
PROJECTED STATEMENT OF OPERATIONS
FOR THE YEARS ENDING
(LOWER-THAN-ANTICIPATED SCENARIO)

	Estimated for the years ending,		
	Year 1	Year 2	Year 3
NET REVENUE	$ 5,800,000	$ 14,500,000	$ 23,000,000
COST OF GOODS SOLD	4,291,999	10,729,996	17,020,002
GROSS MARGIN	1,508,001	3,770,004	5,979,999
GENERAL AND ADMINISTRATIVE EXPENSES	1,747,536	2,195,872	2,787,598
SELLING EXPENSES	459,350	779,575	1,147,234
RESEARCH AND DEVELOPMENT	60,000	90,000	120,000
TOTAL OPERATING EXPENSES	2,266,886	3,065,447	4,054,832
OTHER INCOME (EXPENSES)	(428,000)	(253,000)	(98,000)
NET INCOME (LOSS)	$ (1,186,885)	$ 451,557	$ 1,827,167

Note: The financial projections do not include potential stock based compensation
The projections also factor in the current position of management not to take on inventory.
Management holds the right to change approaches at any time.

ClearLite
Clearly Better...Clearly Green

CLEAR-LITE HOLDINGS INC.
PROJECTED STATEMENT OF OPERATIONS
FOR THE QUARTERS ENDING
(ANTICIPATED SCENARIO)

	Estimated for the Quarters Ending,			
	Quarter 1 Year 1	Quarter 2 Year 1	Quarter 3 Year 1	Quarter 4 Year 1
NET REVENUE	$ 1,050,000	$ 1,575,000	$ 2,625,000	$ 3,150,000
COST OF GOODS SOLD	777,000	1,165,500	1,942,506	2,331,003
GROSS MARGIN	273,000	409,500	682,494	818,997
GENERAL AND ADMINISTRATIVE EXPENSES	436,885	436,885	436,885	436,881
SELLING EXPENSES	105,338	117,806	142,744	155,213
RESEARCH AND DEVELOPMENT	15,000	15,000	15,000	15,000
TOTAL OPERATING EXPENSES	557,223	569,691	594,629	607,094
OTHER INCOME (EXPENSES)	(107,100)	(107,000)	(107,000)	(106,900)
NET INCOME (LOSS)	$ (391,323)	$ (267,191)	$ (19,135)	$ 105,003

Note: The financial projections do not include potential stock based compensation
The projections also factor in the current position of management not to take on inventory.
Management holds the right to change approaches at any time.

ClearLite
Clearly Better...Clearly Green

CLEAR-LITE HOLDINGS INC.
PROJECTED STATEMENT OF OPERATIONS
FOR THE QUARTERS ENDING
(HIGHER-THAN-ANTICIPATED SCENARIO)

	Estimated for the Quarters Ending,			
	Quarter 1 Year 1	Quarter 2 Year 1	Quarter 3 Year 1	Quarter 4 Year 1
NET REVENUE	$ 1,812,500	$ 2,718,750	$ 4,531,250	$ 5,437,500
COST OF GOODS SOLD	1,341,250	2,011,876	3,353,124	4,023,753
GROSS MARGIN	471,250	706,874	1,178,126	1,413,747
GENERAL AND ADMINISTRATIVE EXPENSES	436,885	436,885	436,885	436,881
SELLING EXPENSES	123,447	144,970	188,017	209,541
RESEARCH AND DEVELOPMENT	15,000	15,000	15,000	15,000
TOTAL OPERATING EXPENSES	575,332	596,855	639,902	661,422
OTHER INCOME (EXPENSES)	(107,100)	(107,000)	(107,000)	(106,900)
NET INCOME (LOSS)	$ (211,182)	$ 3,019	$ 431,224	$ 645,425

Note: The financial projections do not include potential stock based compensation
The projections also factor in the current position of management not to take on inventory.
Management holds the right to change approaches at any time.

CLEAR-LITE HOLDINGS INC.
PROJECTED STATEMENT OF OPERATIONS
FOR THE QUARTERS ENDING
(LOWER-THAN-ANTICIPATED SCENARIO)

	Estimated for the Quarters Ending,			
	Quarter 1 Year 1	Quarter 2 Year 1	Quarter 3 Year 1	Quarter 4 Year 1
NET REVENUE	$ 725,000	$ 1,087,500	$ 1,812,500	$ 2,175,000
COST OF GOODS SOLD	536,500	804,750	1,341,250	1,609,500
GROSS MARGIN	188,500	282,750	471,250	565,500
GENERAL AND ADMINISTRATIVE EXPENSES	436,885	436,885	436,885	436,881
SELLING EXPENSES	97,619	106,228	123,447	132,056
RESEARCH AND DEVELOPMENT	15,000	15,000	15,000	15,000
TOTAL OPERATING EXPENSES	549,504	558,113	575,332	583,937
OTHER INCOME (EXPENSES)	(107,100)	(107,000)	(107,000)	(106,900)
NET INCOME (LOSS)	$ (468,104)	$ (382,363)	$ (211,082)	$ (125,337)

Note: The financial projections do not include potential stock based compensation
The projections also factor in the current position of management not to take on inventory.
Management holds the right to change approaches at any time.

ClearLite
Clearly Better...Clearly Green

NOTE A—SUMMARY OF SIGNIFICANT PROJECTED ASSUMPTIONS

This financial projection presents, to the best of management's knowledge and belief, Clear-Lite Holdings, Inc.'s expected financial position, results of operations, and cash flows for the projection period (commences upon the completion of the $2.9M financing). Accordingly, the projection reflects management's judgment as of September 10, 2009, the date of this projection, of the expected conditions and its expected course of action. The assumptions disclosed herein are those that management believes are significant to the projection. There will usually be differences between the projected and actual results, because events and circumstances frequently do not occur as expected, and those differences may be material.

Clear-Lite Holding's (TAG Industries operating entity) (the Company) was incorporated in 2005 in the State of Florida. The Company was formed to participate in the environmentally friendly lighting business.

Sales Revenues

Management developed the gross revenue projection by identifying potential sales commitments available. Management discussed and assessed the probability of sales with its current and potential future customers.

ClearLite

Clearly Better...Clearly Green

Cost of Goods Sold
Product costs are the most significant cost of goods sold and account for approximately 90% of all costs. Product costs were estimated by using current pricing lists established by the manufacturer adjusted for inflation.

Insurance costs, quality control inspections, and pricing allowances account for the remaining 10% of cost of goods sold. These costs will vary depending on order quantities and customer needs.

General and Administrative Expenses
General and administrative expenses comprise approximately 10% to 20% percent of all the Company's expenses. General and administrative expenses are primarily comprised of officer and administrative salaries along with the corresponding taxes and benefits as well as consulting fees.

Private Financing
The projection assumes that the Company will obtain $2,900,000 in financing to provide working capital and research and development.

ClearLite
Clearly Better...Clearly Green

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation are forward-looking. These statements are subject to risks and uncertainties. Words such as “expects”, “intends”, “plans”, “may”, “could”, “should”, “anticipates”, “likely”, “believes”, and words of similar import also identify forward-looking statements. Forward-looking statements are based on current facts, analyses and other information that are based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. Actual results may differ materially from those currently anticipated due to a number of factors beyond the reasonable control of the Company.

If you are viewing or have received this presentation, you understand that certain information contained herein may be confidential and not currently publicly available. Accordingly, you agree to treat this information, including information on or about possible future transactions, in strict confidence and no to disclose such information to any other party. You understand that the Company may rely on your agreement of confidentiality to comply with the exemptive provisions of SEC Regulation FD or other applicable regulations. In addition you acknowledge that you are aware that the United States securities laws generally prohibit any person who is in possession of material nonpublic information about a company from purchasing or selling securities of such company.

THESE MATERIALS DO NOT CONSTITUE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF THE COMPANY OR ANY ENTITY WHATSOEVER. ANY SUCH OFFER MAY ONLY BE MADE BY A PRIVATE PLACEMENT MEMORANDUM OR PROSPECTUS ISSUED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED.

ClearLite
Clearly Better...Clearly Green